SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND – LARGE-CAP VALUE PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Large-Cap Value Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

Large-Cap Value Portfolio – All references to ClearBridge Advisors, LLC are replaced with ClearBridge Investments, LLC.